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                                                                    EXHIBIT 23.3

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Amendment No. 2 to Registration Statement No. 333-32502 of Duke Energy Field Services Corporation of our report dated February 18, 2000, appearing in the Prospectus, which is a part of such Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.

                                          /s/  DELOITTE & TOUCHE LLP

Denver, Colorado
May 2, 2000